Confidential | © 2006 Planar Systems, Inc. Planar Business Update August, 2006 Exhibit 99.1

Confidential    |    © 2006 Planar Systems, Inc.
This presentation contains forward-looking statements within the meaning of the Securities Litigation Reform Act of 1995
that are based on current expectations, estimates and
projections about the Company's business, management's
beliefs, and assumptions made by management.
These statements are not guarantees of future performance
and involve certain risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed in such forward-
looking statements.
These statements speak only as of today and the company
undertakes no obligation to update any such statements to
reflect events or circumstances occurring after today.
Safe Harbor Provisions

Confidential    |    © 2006 Planar Systems, Inc.
In connection with Planar’s acquisition of Clarity Visual Systems, Planar  intends to file with the
Securities and Exchange Commission a registration statement on Form S-4 that will contain a Proxy
Statement/Prospectus.  Investors and security holders are urged to read the Registration Statement and the Proxy Statement/Prospectus carefully when they become available because they will contain important information about Planar, Clarity and the acquisition. The Proxy Statement/Prospectus and other relevant materials (when they become available), and any other documents filed by Planar with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov.  In addition, investors and security holders may obtain free copies of other documents filed with the SEC by Planar by directing a written request to: Planar Systems, Inc., 1195 N.W. Compton Drive, Beaverton, OR 97006,
Attention: Investor Relations.  Investors and security holders are urged to read the Proxy
Statement/Prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed acquisition.
Planar and its directors and executive officers and Clarity Visual Systems and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Clarity in connection with the proposed transaction.  Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the Proxy Statement/Prospectus referred to above.  Additional information regarding the directors and executive officers of Planar is also included in Planar’s Proxy Statement dated December 22, 2005, which was filed with the SEC on
December 29, 2005.  This document is available free of charge at the SEC’s web site (www.sec.gov)
and from Investor Relations at Planar at the address described above.
Additional Information about the
Merger and Where to Find It

Confidential | © 2006 Planar Systems, Inc. Planar Company Overview Update on New Strategic Direction Future Revenue Growth and Business Model Q&A Presentation Agenda

Confidential    |    © 2006 Planar Systems, Inc.
Long history focused on Display businesses
>
U.S. Based Company Founded in 1983
(I.P.O. in 1993 - Nasdaq:
PLNR)
>
EL Panel Manufacturing in Finland
(Number one in world)
Strong balance sheet ($76M in Cash), profitable, no
debt
New leadership on board to drive shareholder value
Three established business units
>
Medical Displays
>
Industrial Displays
>
Commercial Displays
Planar at a Glance

Confidential    |    © 2006 Planar Systems, Inc.
Medical Business Unit
FY 2005 - $75M in Revenue
Focused on high end Digital Imaging
displays for medical applications
Significant new product introductions in
first quarter 2006
>
E4c - First medically certified 4 mega pixel
diagnostic color monitor
New products, management and selling
resources are in place…..
>
Focused at the growing market for medical
displays

High Contrast

Wide Temp

Sunlight Readable

Shock and Shake

Confidential    |    © 2006 Planar Systems, Inc.
Industrial Business Unit
FY 2005 - $55M in Revenue
Leverages historical core competency in EL displays
Strong operating margin business
Focused on applications where usage conditions are
very demanding:
>
Rugged, temperature tolerance, shake/shock, etc.

Confidential    |    © 2006 Planar Systems, Inc.
Commercial Business Unit
FY 2005 - $102M in Revenue
Virtual business model
>
Products sourced from Asian partners -
leveraging our display knowledge
>
Sold through resellers (CDW, ICG, Insight,
etc.) – B2B
>
Lean and efficient structure
Differentiated through quality and
support and high end products
Drives brand creation for Planar

Confidential    |    © 2006 Planar Systems, Inc.
Financials – Past and Present
Fiscal ’03 and ’04 had EPS of $1.04 and $0.62, respectively
First half of Fiscal ’05 saw large step down to breakeven level of Non-GAAP EPS
>
Expense increase to fund growth initiatives
>
Margin pressure, revenue challenges
Cost actions to reduce ongoing overhead expenses were
taken at end of Q2 (2005) - $3.4M per quarter reduction in
costs (est.)
Last five quarters profitability returned
>
9¢ per share in Q305
>
12¢ per share in Q405 (non-GAAP)
>
13¢ per share in Q106 (non-GAAP)
>
19¢ per share in Q206 (non-GAAP)
>
13¢ per share in Q306 (non-GAAP)

Confidential    |    © 2006 Planar Systems, Inc.
P&L Trend
Sales
GM%
EPS (GAAP)
Restructuring/Inventory
Share-based Comp.
EPS (Non-GAAP)
Diluted Shares
-----
in $M (except per share data) ------
Q3 Q4
Fiscal Year
2005
$53.2
23.3%
$0.09
$0
$0.09
14.8
$54.5
18.9%
-$2.18
$36.9
$0
$0.12
14.7
$57.1
25.0%
$0.10
$0.7
$0.13
14.8
Fiscal Year 2006
Q2
$52.9
28.3%
$0.13
$1.4
$0.19
15.5
Q3
$49.4
27.0%
$0.11
$0.7
$0.13
15.6
Q1

Confidential    |    © 2006 Planar Systems, Inc.
* Non-GAAP amounts exclude share-based compensation.
GAAP EPS = $0.10, $0.13, & $0.11 per share for Q106, Q206, & Q306 respectively.
G&A includes $0.3M & $0.2M restructuring charges in Q106 and Q206 respectively.
Quarterly Income Statement
Non-GAAP*
Sales
Gross Margin
Operating Expenses
Research and Development
Sales and Marketing
G&A
Amortization of Intangibles
Operating Income
EPS
-----
$ in M (except per share data)------
Q3
$49.4
13.4
2.4
4.8
3.3
0.1
$   2.8
$0.13
$57.1
14.3
2.5
5.1
3.9
0.1
$   2.7
$0.13
Fiscal Year 2006
Q2
$52.9
15.0
2.5
4.6
4.1
0.1
$   3.7
$0.19
Q1

Confidential    |    © 2006 Planar Systems, Inc.
P&L Summary
Sales Flat to declining
>
Most of the decline is from our Commercial business
– ASP’s for desktop monitors have dropped dramatically over the last 6-8 months
– Focus on profit contribution rather than volume in general purpose monitors
Gross Margins increasing
>
Improved margins within the business units
– Includes better performance in our Commercial segment despite falling prices
>
Improved mix of products
– More sales of higher margin Industrial/Medical products relative to Commercial products
Profits/Cash Flow
>
Profitability relatively stable with non-GAAP EPS between 9¢-19¢ the last
5 quarters
>
At ~10¢ EPS we expect to generate $3M-$4M of cash per quarter
– Driven by operating profits and depreciation/amortization higher than CAPEX
– Assuming no material changes in working capital

Confidential    |    © 2006 Planar Systems, Inc.
Cash and cash equivalents* ($M)
Current Ratio
Inventory ($M)
Accounts Receivable ($M)
Days Sales Outstanding (DSO)
Depreciation/Amortization ($M)
Capital Expenditures ($M)
*No Debt
Sep. ‘05
$65.2
3.7
$36.3
$22.5
38
$2.1
$1.4
Key Balance Sheet and Related
Metrics
Jun ‘06
$76.2
4.5
$37.5
$21.9
41
$1.8
$0.3
Mar. ‘06
$73.3
4.4
$37.0
$21.4
37
$1.9
$0.4

Confidential    |    © 2006 Planar Systems, Inc.
Strategy Update
Reduce cost structure
Annual Non-GAAP exit
rate $0.50 EPS
Begin leadership
change
Fisca
l
2005
2006
2007
and
thereafter
Stabilize profitability and cash generation
Build investor confidence
Re-charge Medical business
Rationalize current businesses and
develop new strategic growth strategy
Build out leadership to drive new strategy
Implement new strategic
growth strategy
Increase shareholder
value

Confidential    |    © 2006 Planar Systems, Inc.
New Strategic Direction
Focus on specialty display technology segments
>
More opportunity for differentiation
>
Higher gross profit margins
Less emphasis on general purpose products
>
Leverage value from commercial business unit (Channels, suppliers, logistics, service/quality, etc.)
Two current business units fit this focus
(Medical and Industrial)
Expand into additional specialty segments
>
Specialty Home Theater
>
Command and Control
>
Digital Signage
>
More in future…..
Leverage new strategy to drive substantial increase in shareholder value over next 3 years

Confidential | © 2006 Planar Systems, Inc. Current Specialty Markets Served Industrial ($1.5B) Medical Diagnostic Imaging ($220M) Commodity Displays Specialty Displays

Confidential    |    © 2006 Planar Systems, Inc.
New Strategic Initiatives
Specialty Display Focus vs. Commodity
Specialty
Home Theater
($1.6B*)
Command &
Control
($400M)
Digital Signage
(>$1.3B*)
Other Specialty
Display Markets
* Fast Growing Markets (greater than 15% a
year)
Industrial
($1.5B)
Medical
Diagnostic
Imaging
($220M)
Commodity
Displays

Confidential    |    © 2006 Planar Systems, Inc.
Strategic Actions
……Current Businesses
Medical (MBU)
>
Leverage recent investments to drive Digital Imaging growth
Industrial (IBU)
>
Initiated investments to drive revenue growth for EL and Custom
AMLCD displays (Europe/China last year, U.S. this year)
>
Launch new products (stereo mirror, police monitors, etc.)
>
Look for market consolidation opportunities
Commercial (CBU)
>
Continue focus on profit contribution from existing products
>
Seek out opportunities to improve margins and leverage channels and supply base
– Touch screens, projectors, large format monitors, digital signage solutions, etc……

Confidential    |    © 2006 Planar Systems, Inc.
Home Theater Initiative
Focus: High-end, valued added home cinema displays
Market Size (Addressable): $1.6B Worldwide
Projected Growth Rate: 25% CAGR through ‘09
Strategy:
>
Hire small, dedicated team of Home Theater experts to enter the market
– Scott Hix, former VP at InFocus
– Brad Gleeson, former President Activelight
>
Establish strong relationships with specialty A/V distributors
>
Penetrate the market through highly differentiated product offering
(Xscreen)
>
Additional products soon…..

Confidential    |    © 2006 Planar Systems, Inc.
Signage and Control Room
Clarity Acquisition -
$59M LTM Revenue
Focus on Command and Control Room and Digital
Signage marketplace
Anticipated close – August through October, 2007
Anticipated to be slightly accretive compared to
internal standalone projections in first year (non-
GAAP)

Confidential    |    © 2006 Planar Systems, Inc.
Clarity - Command & Control
Strong market with growing opportunities
>
$400M annual sales worldwide, 15% CAGR*
Stable, growing market
>
High margin opportunities with room for product differentiation
>
Excellent channel partners for marketing and distribution
Go to market strategy:
>
Premium quality, innovative display solutions
>
Geographic sales support of qualified VAR network
>
Vertical market emphasis through customer success stories,
reference installations
– Transportation and Traffic Control
– Security and Defense
– Energy and other Utility
– Telecom and Broadcast
* iSuppli

Confidential | © 2006 Planar Systems, Inc. Clarity - Command & Control Control Room Visual Systems Stock Exchanges, Trading Floors Control Rooms

Confidential    |    © 2006 Planar Systems, Inc.
Clarity - Digital Signage
Market is experiencing rapid growth
>
Worldwide market for just displays is estimated at $1.3B in 2006, growing to $2.3B in 2008*
Market Drivers:
>
Broadband delivery of multimedia content
>
Dropping display component prices driven from broad consumer adoption
>
Trends away from broadcast advertising towards targeted marketing campaigns
Clarity / CoolSign is an industry leader
>
Over 5,000 networked signs installed and running
>
Strong partnerships with networking and integration companies
>
Synergies with Planar Kiosk investments
Focused on key verticals
>
Transportation
>
Retail Banking
>
Public Venue Advertising (indoor)
>
Retail
>
Casino/hospitality
* iSuppli

PLANAR

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Add a "bump"
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Confidential | © 2006 Planar Systems, Inc. Clarity - Digital Signage Public Venue Advertising Transportation Retail Retail Banks Casino and Hospitality

PLANAR

Common Admin Infrastructure
Medical
Industrial
Commerci
al
Home
Theater
Command
& Control
Digital
Signage
Other

Confidential | © 2006 Planar Systems, Inc. Specialty Display Technology Strategy Product Development & Technology Supply Chain Vertically Aligned Go-to-Market

Confidential    |    © 2006 Planar Systems, Inc.
Expanding with a Multi-Niche Strategy
Target Revenue - $365M to $400M in 2009
Medical
($75M)
Industrial
($55M)
Home
Theater
Command
& Control
($35M)
Digital
Signage
($15M)
Market
Growth &
Share
Gains with
PACS
Suppliers in
US
Market
Growth &
Possible
Market
Consolidato
r
Market
Growth &
Leverage
unique
product
offering to
gain share
in the high-
end
Market
Growth &
Share
Gains
Establish
Leadership
Position in
Emerging,
High
Growth
Market
$95M
$95M
$55M
$50M
$60M
New
Segments
Other
Specialty
Display
Segments
$10-45M
* Note: Excludes on-going general purpose display business

Confidential    |    © 2006 Planar Systems, Inc.
Business Model
Sales
GM%
OPEX%
OIBT%
FY2006
(est.)
$208M
27%
21%
6%
FY2008
(est.)
$330M
30%
20%
10%
Note: All estimates are Non-GAAP. Non-GAAP excludes share-based compensation, intangibles amortization, and restructuring/other charges
2006 (est.) assumes middle of Q406 guidance and the acquisition of Clarity closes in Q107
Longer Term
Goals:
Sales Growth
= 10% to 20%
OIBT
=
10%

Confidential    |    © 2006 Planar Systems, Inc.
Summary
Cost actions taken to solidify and sustain profitability
Strong balance sheet, cash position and operating cash
flow
>
Further utilization of cash position is under review
New Strategic Initiatives taken to fuel future growth and
Profits
>
Improving performance in existing lines of business
>
New strategic initiatives launched and being implemented

Confidential | © 2006 Planar Systems, Inc. Q&A